                                                                     Exhibit 1.1


                               EXECUTIVE RISK INC.


                    ___% Senior Notes Due _________ ___, 20__

                             UNDERWRITING AGREEMENT

                                                               December __, 1997

CHASE SECURITIES INC.
DONALDSON LUFKIN & JENRETTE
     SECURITIES CORPORATION
As Representatives of the several
  Underwriters named in Schedule 1
c/o Chase Securities, Inc.
270 Park Avenue
New York, New York  10017

Ladies and Gentlemen:


      Executive Risk Inc., a Delaware corporation (the "Company"), proposes to issue and sell $75,000,000 principal amount of its ___% Senior Notes Due _________ ___, 20__ (the "Securities"). The Securities are to be issued pursuant to an Indenture dated as of December __, 1997 (the "Indenture") to be entered into between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"), the form of which has been filed as an exhibit to the Registration Statement (as defined below). This is to confirm the agreement concerning the purchase of the Securities from the Company by the several Underwriters named in
Schedule 1 hereto (the "Underwriters") for which Chase Securities Inc. and Donaldson, Lufkin & Jenrette Securities Corporation are acting as representatives (the "Representatives").


      1.    REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY.

      The Company represents and warrants to and agrees with the several Underwriters that:

            (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 (Registration No. 333-40657), including a prospectus, relating to the Securities. The Company has filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (i) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (ii) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). The registration statement, as amended at the time it became effective, including any amendment to the registration statement filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act ("Rule 430A Information"), is hereinafter referred to as the "Registration Statement"; and the prospectus in the form first used to confirm sales of Securities is hereinafter referred to as the "Prospectus". The terms "supplement" and "amendment" or "amend" as used in this Agreement with respect to the Registration Statement, the Prospectus or any Preliminary Prospectus (as defined below) shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference in the Prospectus or the Preliminary Prospectus. For purposes of this Agreement, "Effective Time" means the date and time as of which the Registration Statement, or the most recent post-effective amendment thereto, if any, was or is declared effective by the Commission. "Preliminary Prospectus" means each prospectus included in the Registration Statement, or amendments thereof, before it became effective under the Act, any prospectus filed with the Commission by the Company pursuant to Rule 424(a) and the prospectus included in the Registration Statement at the Effective Time that omits Rule 430A Information. Reference made herein to any Preliminary Prospectus, to the Prospectus or to the Registration Statement shall be deemed to refer to and include any documents incorporated by reference therein pursuant to
      Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus, the Prospectus or the Registration Statement, as the case may be.

            (b) The Registration Statement has become effective (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement); any Rule 462(b) Registration Statement filed after the effectiveness of this Agreement will become effective no later than 10:00 P.M., New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

            (c) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, and on the Closing Date (as defined below), will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, and on the Closing Date (as defined below) will comply in all material respects with the Act and the Trust Indenture Act of 1939, as amended, and the rules thereunder (collectively, the "Trust Indenture Act"); (iii) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement and any amendments thereto, when they become effective (A) will not contain any untrue statement of a material fact or omit to state a material fact required to be


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

      stated therein or necessary to make the statements therein not misleading and (B) will comply in all material respects with the Act; and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, and on the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (c) do not apply to (x) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (y) statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein (the "Underwriters' Information"). The Underwriters acknowledge that the Underwriters' Information includes the fourth paragraph under the heading "Underwriting" in the Prospectus and Preliminary Prospectus and in the Registration Statement.

            (d) The documents incorporated by reference in the Registration Statement or the Prospectus pursuant to Item 12 of Form S-3 under the Act, at the time they were filed or last amended or hereafter are filed or amended, as the case may be, with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and, when read together and with the other information in any Preliminary Prospectus or in the Prospectus, at the time the Registration Statement became effective and on the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading; and any documents deemed to be incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus, if and when they were or are filed with the Commission, complied with or will comply in all material respects with the requirements of the Exchange Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the Registration Statement, any Preliminary Prospectus or the Prospectus (or any supplement or amendment to them) made based upon and conforming with the Underwriters' Information furnished to the Company expressly for use therein.

            (e) Each Preliminary Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (e) do not apply to statements or omissions in any Preliminary Prospectus based upon the Underwriters' Information furnished to the Company expressly for use therein. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.


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

            (f) Each corporation, partnership or other entity in which the Company owns beneficially at least 50% of the outstanding ownership interests is listed on Schedule 2 hereto. With the exception of UAP Executive Partners, each of such entities is referred to herein as a "Subsidiary" and all of such entities, collectively, are referred to as the "Subsidiaries." The Company owns 100% of the outstanding capital stock of Executive Re Inc., a Delaware corporation ("ERI"), 100% of the common securities of Executive Risk Capital Trust, a Delaware statutory business trust (the "Trust"), and 70% of the general partnership interests in Executive Risk Management Associates, a Connecticut general partnership ("ERMA"), free and clear of all liens, claims, charges, options, restrictions or other encumbrances of any type or nature. ERI owns 100% of the outstanding capital stock of Executive Risk Indemnity Inc., a Delaware corporation ("ERII"), 100% of the outstanding capital stock of Talcott Services Corporation, a Delaware corporation ("Talcott"), 100% of the outstanding capital stock of Sullivan Kelly Inc., a California corporation ("Sullivan Kelly"), 100% of the issued share capital of Executive Risk Limited, a company incorporated under the laws of the United Kingdom, 100% of the outstanding capital stock of Executive Risk N.V., a company incorporated under the laws of the Netherlands, 100% of the outstanding capital stock of Executive Risk (Bermuda) Ltd., a company incorporated under the laws of Bermuda ("Executive Risk Bermuda"), 50% of the outstanding capital stock of UAP Executive Partners, a French corporation ("UPEX"), and 30% of the general partnership interests in ERMA, in each case free and clear of all liens, claims, charges, options, restrictions or other encumbrances of any type or nature. ERII owns 100% of the outstanding capital stock of Executive Risk Specialty Insurance Company, a Connecticut corporation ("ERSIC"), and 100% of the outstanding capital stock of Quadrant Indemnity Company, a Connecticut corporation ("Quadrant"), free and clear of all liens, claims, charges, options, restrictions or other encumbrances of any type or nature. Sullivan Kelly owns 100% of the outstanding capital stock of IDFN of Arizona, Inc. Insurance Brokers, free and clear of all liens, claims, charges, options, restrictions or other encumbrances of any type or nature. Except as set forth above, neither the Company nor any Subsidiary (i) owns equity securities of any other corporation representing in excess of 5% of the outstanding capital stock of such corporation, (ii) owns any partnership interest representing in excess of 6% of the voting equity interests in any partnership or (iii) owns any equity interest representing in excess of 5% of the voting equity interests in any other legal entity.

            (g) The Company and each Subsidiary (other than ERMA and the Trust)
      (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized and has all requisite power and authority to conduct its business as it is currently being conducted and to own, lease and operate its properties and (ii) is duly qualified as a foreign corporation authorized to transact business in, and is in good standing in, each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole. ERMA is a duly organized and validly existing general partnership and has all requisite power and authority to conduct its business as it is currently


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

      being conducted and to own, lease and operate its properties. The only partners in ERMA are the Company and ERI.

            (h) The Company and each of the Subsidiaries (i) holds such licenses, consents, certificates, permits, exemptions, franchises and authorizations from insurance departments and other governmental or regulatory authorities ("permits") (including, without limitation, insurance licenses from the insurance regulatory agencies of the various states or other jurisdictions where it conducts business (the "Insurance Licenses")) and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws (as defined below), which are necessary to own, lease, license and operate its respective properties and to conduct its businesses as described in the Prospectus (or in the documents incorporated therein by reference), except to the extent the failure to hold any such permits or Insurance Licenses or to make any such filing or notice (either singularly or in the aggregate) would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole and (ii) to the Company's knowledge, have fulfilled and performed all material obligations necessary to maintain such permits and the Insurance Licenses. There has been, and there is, no pending or, to the knowledge of the Company, threatened action, suit, proceeding, investigation or event that may reasonably be expected to lead to the revocation, termination, suspension or any other material impairment of the rights of the holder of any such permit or license (including, without limitation, the Insurance Licenses); and except as disclosed in the Prospectus (or in the documents incorporated therein by reference), the Company is not aware of any order or decree of an insurance regulatory agency or body impairing, restricting or prohibiting the payment of dividends by any of the Subsidiaries of the Company to its parent.

            (i) All of the outstanding shares of capital stock of, or other ownership interests in, each Subsidiary of the Company have been, as applicable, duly authorized and validly issued and, in the case of shares of capital stock, are fully paid and non-assessable, and all such shares and other ownership interests owned of record by the Company or by a Subsidiary of the Company are owned free and clear of any security interest, lien, claim, encumbrance or adverse interest of any nature. None of such shares of capital stock or other ownership interests are subject to any preemptive rights.

            (j) The partnership agreement of ERMA has been duly executed and delivered by each of the parties thereto and is a valid and binding agreement enforceable in accordance with its terms except as (i) rights to indemnity and contribution thereunder may be limited by applicable law or principles of public policy, (ii) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (iii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Other than as described in the Prospectus, there are no outstanding warrants, rights or options to acquire,


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

      or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of the Subsidiaries.

            (k) All the outstanding shares of capital stock of the Company have been duly authorized, validly issued, and are fully paid and non-assessable.

            (l) The Securities and the Indenture conform in all material respects to the description thereof contained in the Prospectus.

            (m) Except as described in the Prospectus or any Preliminary Prospectus (or in the documents incorporated therein by reference), neither the Company nor any of the Subsidiaries is (i) in violation of its respective charter, by-laws or other organizational documents; and except as described in the Prospectus or any Preliminary Prospectus (or in the documents incorporated therein by reference) and except to the extent that any of the following would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries, taken as a whole, neither the Company nor any of the Subsidiaries is (ii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or any of their respective properties, (iii) in violation of any judgment, injunction, order or decree of any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or arbitrator having jurisdiction over the Company or any of the Subsidiaries, or (iv) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture, lease or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of the Subsidiaries or their respective property is bound.

            (n) No consent, approval, waiver, license, authorization, order, filing, registration, qualification or other action of or with any court, regulatory body, arbitrator, administrative agency or other governmental agency or body (including, without limitation, any insurance regulatory agency or body) is required for the issuance and sale of the Securities being sold by the Company or the execution, delivery and performance of this Agreement or the Indenture, compliance by the Company with all the provisions hereof or thereof, or the consummation of the other transactions contemplated hereby or thereby or by the Registration Statement or for the use of the proceeds to be received by the Company from such sale in the manner described under the caption "Use of Proceeds" contained in the Prospectus and in any Preliminary Prospectus, except such as have been obtained and made under the Act, the Exchange Act and the Trust Indenture Act, all of which have been or will be obtained in accordance with this Agreement and as may be required under the insurance securities laws or securities or Blue Sky laws of various jurisdictions, and except to the extent that the failure to obtain such would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries, taken as a whole.


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

            (o) The issuance and sale of the Securities to be sold by the Company under this Agreement and the application of the net proceeds therefrom as described under the caption "Use of Proceeds" contained in the Prospectus and in any Preliminary Prospectus and the execution, delivery and performance of this Agreement and the Indenture, compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby, (i) will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject, and (ii) will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (with notice or the passage of time or both) under, (A) any statute, rule, regulation, judgment, order or decree of any governmental agency or body (including, without limitation, any insurance regulatory agency or body) or any court or arbitrator, which is applicable to the Company or any Subsidiary or any of their respective properties, (B) any bond, debenture, note, other evidence of indebtedness, agreement, indenture, lease or other instrument to which the Company or any such Subsidiary is a party or by which the Company or any such Subsidiary is bound or to which any of the properties of the Company or any such Subsidiary is subject, or (C) the organizational documents of the Company or any such Subsidiary except, in the case of clauses (i) and
      (ii), to the extent that any such creation or imposition or any such breach, violation or default would not (x) require the Company to secure the Securities equally and ratably, in accordance with the Indenture, or
      (y) have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries, taken as a whole.

            (p) The Company is not (a) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended (the "1935 Act").

            (q) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to another registration statement filed by the Company under the Act, except as provided in the Securityholders Agreement dated as of January 1, 1994 (the "Securityholders Agreement"), as amended, among the Company, The Aetna Casualty and Surety Company ("Aetna") and the other persons named as parties therein. Any rights of Aetna or any of such other persons under the Securityholders Agreement to require the Company to include any securities with the Securities being registered pursuant to the Registration Statement have been waived.


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

            (r) There is no broker, finder or other party that is entitled to receive from the Company or any of the Subsidiaries any brokerage or finder's fee or other similar fee or commission as a result of any of the transactions contemplated by this Agreement.

            (s) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms except as (i) rights to indemnity and contribution hereunder may be limited by applicable law or principles of public policy, (ii) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and
      (iii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

            (t) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. At the Effective Time and on the Closing Date, the Indenture did and will comply in all material respects with the requirements of the Trust Indenture Act applicable to an indenture which is qualified thereunder.

            (u) The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The issuance of the Securities is not subject to preemptive rights.

            (v) Except as described in the Prospectus or any Preliminary Prospectus (or in the documents incorporated therein by reference), there are no outstanding: (i) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company,
      (ii) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, except for stock options granted by the Company since September 30, 1997 pursuant to plans of the Company in effect prior to that date, or (iii) obligations for the Company to issue such shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations.

            (w) To the Company's knowledge, neither A.M. Best Company, Inc. nor Standard & Poor's Corporation has pending, or has overtly threatened, as applicable: (i) any downgrading in the ratings of the Subsidiaries or (ii) any public announcement that its ratings of any of the Subsidiaries are under surveillance or review.

            (x) Subsequent to the dates as of which information is given in the Registration Statement and the Prospectus, except as disclosed therein:
      (i) neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, (ii) there has not been any change in the capital stock of the Company or any payment of or declaration to pay any dividends other than regular quarterly dividends on the Company's common stock and the exercise of outstanding stock options or any other distribution with respect to the Company's capital stock, except for the grant of stock options by the Company since September 30, 1997 pursuant to plans of the Company in effect prior to that date, and
      (iii) there has not been any material adverse change in, nor has any event occurred which, to the knowledge of the Company, could reasonably be expected to have a material adverse effect on, the financial condition, business, operations, properties, prospects, net worth or results of operations or material increase in the loss and loss adjustment expense reserves or any material decrease in statutory surplus of the Company and the Subsidiaries, taken as a whole.

            (y) Except as otherwise set forth in the Prospectus or any Preliminary Prospectus (or in the documents incorporated therein by reference), there are no material pending legal or governmental actions, suits or proceedings to which the Company or any of the Subsidiaries is a party or of which any of their respective property is the subject, and, to the best of the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated. No statute, regulation, contract or document of a character required to be described in the Registration Statement, any Preliminary Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement or incorporated by reference therein is not so described, filed or incorporated by reference therein as required. The descriptions of the terms of any such contracts, documents, statutes or regulations contained in the Registration Statement, any Preliminary Prospectus or the Prospectus (or with the documents incorporated therein by reference) are correct in all material respects.

            (z) Neither the Company nor any of the Subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), or any federal or state law relating to discrimination in the hiring, promotion or pay of employees, or any applicable federal or state wages and hours laws, or any provisions of the United States Employee Retirement Income Security Act of 1974 and the regulations and published interpretations thereunder ("ERISA"), which in each case might result in any material adverse change in the business, prospects, operations, properties, financial condition, net worth or results of operations of the Company and the Subsidiaries, taken as a whole.

            (aa) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, any related constraints on operating activities and any potential liabilities to third parties) which would have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole.

            (bb) Except as otherwise set forth in the Prospectus or any Preliminary Prospectus (or in the documents incorporated therein by reference) or such as are not material to the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries, taken as a whole, the Company and each of the Subsidiaries has good and marketable title, free and clear of all liens, claims, security interests, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it. All material leases to which the Company or any of the Subsidiaries is a party are binding on and enforceable against the Company or any such Subsidiary, as the case may be, except as such may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding at law or in equity) in all material respects and no default on the part of the Company or any such Subsidiary, as the case may be, or, to the Company's knowledge, the other party thereto, has occurred or is continuing thereunder, which might result in any material adverse change in the business, prospects, operations, properties, financial condition, net worth or results of operations of the Company and the Subsidiaries taken as a whole, and the Company and the Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such Subsidiary.

            (cc) Ernst & Young has informed the Company that they are independent public accountants with respect to the Company, as required by the Act.

            (dd) The consolidated financial statements, together with related schedules and notes, forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto) or incorporated therein by reference, present fairly the consolidated financial position, results of operations, cash flows and changes in financial position of the Company and the Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein and except that quarterly financial statements contained in the Registration Statement are subject to year-end adjustments; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. The statutory financial statements of ERII and ERSIC required or permitted to be prepared in accordance with the insurance laws of the States of Delaware and Connecticut, respectively (the "Insurance Laws") and the rules and regulations promulgated thereunder, from which certain ratios and other statistical data contained in the Registration Statement and the Prospectus have been derived, have for each relevant period been prepared in conformity in all material respects with the requirements of the Insurance Laws and such rules and regulations and present fairly the information purported to be shown.

            (ee) The Company has corporate power and authority to execute and deliver this Agreement, the Indenture and the Securities and to issue, sell and deliver the Securities to be sold by it to the Underwriters as provided herein.

            (ff) The Company has not taken and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Act, the Company has not distributed and will not distribute, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, any prospectus or other offering material in connection with the offering and sale of the Securities.

            (gg) Each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in all material respects in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles or statutory accounting principles, as the case may be, and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (hh) Each of the Company and the Subsidiaries owns or has valid and adequate rights to use all patents, trademarks, trademark registration, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by it or necessary for the conduct of its respective business, free and clear of all liens, claims, security interests encumbrances and restrictions that may materially interfere with the conduct of its business, and neither the Company nor any of the Subsidiaries is aware of any claim to the contrary or any challenge by any other person to the rights of the Company and any of the Subsidiaries with respect to the foregoing which would have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries taken as a whole.

            (ii) Except as disclosed in the Registration Statement all reinsurance treaties, reinsurance contracts and reinsurance agreements to which the Company or any of the

      Subsidiaries is a party (including without limitation, the Quota Share Reinsurance Agreement dated as of January 1, 1997 (the "1997 Reinsurance Agreement") between The Aetna Casualty and Surety Company ("Aetna") and ERII and including for purposes of this paragraph, the Agency and Insurance Services Agreement dated as of January 1, 1997 (the "1997 Agency Agreement") between Aetna and ERMA) are in full force and effect and neither the Company nor any of the Subsidiaries is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except where the failure to be in full force and effect and except where any such violation or default would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries taken as a whole; neither the Company nor any of the Subsidiaries has received any notice from any of the other parties to such treaties, contracts or agreements which are material to its business that such other party intends not to perform in any material respect such treaty, contract or agreement, and the Company and the Subsidiaries have no reason to believe that any of the other parties to such treaties, contracts or agreements will be unable to perform such treaty, contract, agreement or arrangement, except where any such non-performance would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries taken as a whole.

            (jj) No relationship, direct or indirect, or agreement, arrangement or understanding (including, without limitation, any voting agreement), exists between or among the Company or any of the Subsidiaries and any other party, which is required by the Act to be described or incorporated by reference in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described, filed or incorporated by reference as required.

            (kk) Except to the extent that the failure with respect to the following would not result in a material adverse effect on the business, prospects, operations, properties, net worth, results of operations, or financial condition of the Company and the Subsidiaries taken as a whole, each of the Company and the Subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of ERISA with respect to each "plan" (as defined in ERISA and its regulations and published interpretations) in which employees of the Company or the Subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations, and has not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

            (ll) All United States federal income tax returns of, and assessments to, the Company and the Subsidiaries required by law to be filed have been filed and have not been audited and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken or which are being contested in good faith and as to which adequate reserves have been provided. Each of the Company and the Subsidiaries has filed all other tax returns that are required to have been filed by it pursuant to applicable foreign, state, local or other laws, except insofar as the failure to file such returns would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations, or financial condition of the Company and the Subsidiaries taken as a whole, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of any income and corporation tax liability for any years not finally determined are adequate in the Company's reasonable judgment to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations, or financial condition of the Company and the Subsidiaries taken as a whole.


            (mm) To the best knowledge of the Company, no labor problem exists with its employees or with employees of the Subsidiaries or is imminent that could reasonably be expected to have a material adverse effect on the Company and the Subsidiaries taken as a whole.


            (nn) No part of the proceeds of the sale of the Securities will be used for any purpose that violates the provisions of any of Regulation G, T or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

            (oo) Except as disclosed in the Prospectus or the documents incorporated by reference therein, the Subsidiaries have made no material changes in their insurance reserving practices during the last two years.

            (pp) Any certificate signed by any officer of the Company or any Subsidiary and delivered at any closing contemplated by Section 5 hereof to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

            (qq) Except as disclosed in the Registration Statement and the Prospectus, the Company does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of Chase Securities Inc.

      2.    PURCHASE BY THE UNDERWRITERS.

            On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule 1 hereto at a purchase price equal to _____% of the principal amount thereof plus accrued interest, if any, from __________ __, 199_ to the Closing Date (as hereinafter defined).

            The Company shall not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

            The Company acknowledges and agrees that each Underwriter may sell Securities to any of its affiliates and that any such affiliate may sell Securities purchased by it to an Underwriter.

      3.    DELIVERY OF AND PAYMENT FOR THE SECURITIES.

            Delivery of and payment for the Securities shall be made at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M., New York City time, on __________ __, 199 , or at such other date or time, not later than seven full business days thereafter, as shall be agreed upon by the Representatives and the Company (such date and time being referred to herein as the "Closing Date"). On the Closing Date, the Company shall deliver or cause to be delivered to the Representatives for the account of each Underwriter through the book-entry facilities of The Depository Trust Company ("DTC") certificates for the Securities against payment of the purchase price to or upon the order of the Company by wire or book-entry transfer of same-day funds to such account or accounts as the Company shall specify prior to the Closing Date. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Securities so to be delivered will be represented by one or more permanent global certificates registered in the name of DTC or its nominee. The Company agrees to make such certificate or certificates evidencing the Securities available for inspection by the Representatives in New York, New York, at least 24 hours prior to the Closing Date.

      4.    FURTHER AGREEMENTS OF THE COMPANY.

            The Company agrees with each of the Underwriters:

            (a) That, if the Effective Time is prior to the execution and delivery of this Agreement, to file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Representatives, subparagraph (4)) of Rule 424(b) within the time period prescribed by such rule and will provide evidence satisfactory to the Representatives of such timely filing;

            (b) To advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and not to effect such amendment or supplementation without the consent of the Representatives; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise the Representatives promptly of the receipt of any comments from the Commission and of any amendment or supplementation of the Registration Statement or the Prospectus, or of any request by the Commission therefor, and of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose of which the Company is aware; to advise the Representatives promptly of any order preventing or suspending the use of any prospectus relating to the Securities of which the Company is aware, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose of which the Company is aware; and to use its best efforts to prevent the issuance of any stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification and, if any such stop order or order or suspension is issued, to obtain the lifting thereof at the earliest possible time;

            (c) To furnish promptly to each of the Representatives and counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith; and to deliver promptly without charge to the Representatives such number of the following documents as the Representatives may from time to time reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the Indenture); (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto);

            (d) If the delivery of a prospectus is required at any time in connection with the sale of the Securities and if at such time any condition exists or any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary at such time to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act to notify the Representatives immediately thereof, and to promptly prepare and file with the Commission an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission, effect such compliance, or to file such document for incorporation by reference into the Prospectus;

            (e) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Act or requested by the Commission or advisable in connection with the distribution of the Securities;

            (f) Prior to filing with the Commission any (i) Preliminary Prospectus, (ii) amendment to the Registration Statement or supplement to the Prospectus, (iii) any document incorporated by reference in the Prospectus, or (iv) any Prospectus pursuant to Rule 424 under the Act, to furnish a copy thereof to the Representatives and counsel for the Underwriters, and not to file any such document to which the Representatives shall reasonably and timely object after having been given reasonable notice of the proposed filing thereof;

            (g) As soon as practicable, to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule
      158);

            (h) For so long as any of the Securities are outstanding, to furnish to the Representatives copies of any annual reports, quarterly reports and current reports filed by the Company with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such documents, reports and information as shall be furnished by the Company to the Trustee, to the holders of the Securities, or to any national securities exchange on which any class of securities of the Company is listed, pursuant to the Indenture or the Exchange Act or any rule or regulation of the Commission thereunder;

            (i) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided, that in connection therewith the Company and the Subsidiaries shall not be required to qualify as foreign corporations in any jurisdictions in which they are not so qualified or to file a general consent to service of process in any jurisdiction or to take any action that would subject it to taxation in any jurisdiction in which it is not now so subject other than as to matters and transactions relating to the Prospectus, the Registration Statement, any Preliminary Prospectus or the offering or sale of the Securities;

            (j) To apply the net proceeds from the sale of the Securities being sold by the Company as set forth in the Prospectus under the caption "Use of Proceeds;"

            (k) To do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and to use its best efforts to satisfy all conditions precedent on its part to the delivery of the Securities; and

            (l) To not take any action prior to the execution and delivery of the Indenture which, if taken after such execution and delivery, would have violated any of the covenants contained in the Indenture.

      5.    CONDITIONS OF UNDERWRITERS' OBLIGATIONS.

            The respective obligations of the several Underwriters hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates delivered pursuant hereto, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

            (a) If the Effective Time is not prior to the execution and delivery of this Agreement, the Registration Statement shall have become effective and the Indenture shall have been qualified under the Trust Indenture Act, and the Representatives shall have received notice thereof, not later than
      (i) 6:00 p.m. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or (ii) 12:00 noon New York City time on the business day following the day on which the offering price was determined if such determination occurred after 3:00 p.m. New York City time on such date. If the Effective Time is prior to the execution and delivery of this Agreement, the Prospectus shall have been timely filed with the Commission in accordance with Section 1(a) of this Agreement, including the Rule 430A Information. Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with to the reasonable satisfaction of the Representatives.

            (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Securities, the Indenture, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

            (c) Dewey Ballantine LLP shall have furnished to the Representatives their written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                  (i) The Company and each of ERI, ERII and Talcott
            (collectively, the "Delaware Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Each of the Company and the Delaware Subsidiaries has all requisite power and authority to conduct its business as it is currently being conducted and to own, lease and operate its properties. The Company and each of the Delaware Subsidiaries is duly qualified as a foreign corporation authorized to transact business in and is in good standing in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries considered as a whole. The partnership agreement of ERMA has been duly executed and delivered by the Company and ERI. To the best of such counsel's knowledge, the only partners of ERMA are the Company and ERI.

                  (ii) All of the outstanding shares of capital stock of, or other ownership interests in, each Delaware Subsidiary of the Company and the Trust have been, as applicable, duly authorized and validly issued and, in the case of shares of capital stock, are fully paid and non-assessable, and all such shares and other ownership interests owned of record by the Company or by a Delaware Subsidiary are owned free and clear of any perfected security interest and, to the best of such counsel's knowledge, any lien, claim, encumbrance or adverse interest of any nature.

                  (iii) Other than as described in the Prospectus (or in the documents incorporated therein by reference), to the best of such counsel's knowledge, there are no outstanding warrants, rights or options to acquire, or instruments convertible into or exchangeable for, or any obligation of the Company to issue, any shares of capital stock or other equity interests in the Company or any of the Subsidiaries, except for stock options granted by the Company since September 30, 1997 pursuant to plans in effect prior to that date.

                  (iv) All the outstanding shares of capital stock of the
            Company have been duly authorized, validly issued, and are fully paid and non-assessable.

                  (v) To the best of such counsel's knowledge, there are no
            contracts or agreements between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, except as provided in the Securityholders Agreement.

                  (vi) No consent, approval, waiver, license, authorization, order, filing, registration, qualification or other action of or with any court, regulatory body, arbitrator, administrative agency or other governmental agency or body (including, without limitation, any insurance regulatory agency or body) is required for the issuance and sale of the Securities or the execution, delivery and performance of this Agreement or the Indenture by the Company, compliance by the Company with all the provisions hereof or thereof or the consummation of the other transactions contemplated hereby or thereby or by the Registration Statement, except such as have been obtained and made under the Act, the Exchange Act and the Trust Indenture Act, all of which have been or will be obtained in accordance with this Agreement, and as may be required under the insurance securities laws or securities or Blue Sky laws of various jurisdictions, provided that counsel need express no opinion as to the use of proceeds received by the Company in the manner described under the caption "Use of Proceeds" contained in the Prospectus or in any Preliminary Prospectus.

                  (vii) The issuance and sale of the Securities to be sold by the Company under this Agreement and the execution, delivery and performance of this Agreement and the Indenture by the Company, compliance by the Company with all the provisions hereof and thereof and the consummation by the Company of the transactions contemplated hereby and thereby, (A) will not, to the best of such counsel's knowledge, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of the Company and its Subsidiaries is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject except, in all instances to the extent that any such creation or imposition would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole, and (B) will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (with notice or the passage of time) under, (i) to the best of such counsel's knowledge, any statute, rule, regulation, judgment, order or decree, of any governmental agency or body (including, without limitation, any insurance regulatory agency or body) or any court or arbitrator, which is applicable to the Company or any Subsidiary or any of their respective properties, (ii) to the best of such counsel's knowledge, any bond, debenture, note, other evidence of indebtedness, agreement, indenture, lease or other instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the properties of the Company or any Subsidiary is subject or (iii) the organizational documents of the Company or any Delaware Subsidiary except, in the case of clauses (B)(i) and (ii), to the extent that any such breach, violation or default would not (x) require the Company to secure the Securities equally and ratably, in accordance with the Indenture, or
            (y) have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries, taken as a whole.

                  (viii) Such counsel has been informed by the staff of the
            Commission that the Registration Statement and all post-effective amendments, if any, have become effective under the Act, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Registration Statement (as the case may be), and to such counsel's knowledge no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and to such counsel's knowledge no proceedings for that purpose have been instituted or are pending or are contemplated under the Act.

                  (ix) Each document filed pursuant to the Exchange Act and
            incorporated by reference in the Prospectus, at the time it was filed or last amended, complied as to form in all material respects to the requirements of the Exchange Act and the regulations adopted in connection therewith, provided that such counsel need express no view on the financial statements and the notes thereto and the schedules and other financial, statistical and accounting data included therein (or in the documents incorporated therein by reference).

                  (x) To the best of such counsel's knowledge, except as
            otherwise set forth in the Prospectus (or in the documents incorporated therein by reference), there are no pending legal or governmental actions, suits or proceedings to which the Company or any of the Subsidiaries is a party or of which any of their respective property is the subject and which are required to be described or incorporated by reference in the Registration Statement or the Prospectus, and, to the best of such counsel's knowledge, no such actions, suits or proceedings are threatened or contemplated, and no contract, document, statute or regulation of a character required to be described or incorporated by reference in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed or incorporated by reference as required, and the descriptions of the terms of any such contracts, documents, statutes or regulations contained or incorporated by reference in the Registration Statement or the Prospectus are correct in all material respects.

                  (xi) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) rights to indemnity and contribution hereunder may be limited by applicable law or principles of public policy, (ii) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (iii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (xii) The Indenture has been duly qualified under the Trust
            Indenture Act and has been duly authorized, executed and delivered by the Company and, when duly executed and delivered in accordance with its terms by each of the other parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. At the Effective Time and on the Closing Date, the Indenture did and does comply in all material respects with the requirements of the Trust Indenture Act applicable to an indenture which is qualified thereunder.

                  (xiii) The Securities have been duly authorized by the
            Company, are in the form contemplated by the Indenture and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. To such counsel's knowledge, the issuance of the Securities is not subject to preemptive rights.

                  (xiv) The Indenture and the Securities conform in all material respects to the description thereof contained in the Prospectus.

                  (xv) The statements under the captions "Risk Factors,"
            "Capitalization," "Description of Senior Notes" and "Underwriting" in the Prospectus and Item 15 of Part II of the Registration Statement, insofar as such statements constitute a description of legal matters, documents or proceedings or refer to statements of regulation, law or legal conclusions, are accurate in all material respects.

                  (xvi) Neither the Company nor any of the Delaware Subsidiaries
            is (A) in violation of its respective charter or by-laws, or other organizational documents, or, to the best of such counsel's knowledge, except as described in the Prospectus (or in the documents incorporated therein by reference), and except to the extent that any of the following would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries, taken as a whole, (B) in violation of any judgment, injunction, order or decree of any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or arbitrator having jurisdiction over the Company or any of the Subsidiaries, or (C) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture, lease or instrument that is an exhibit to the Registration Statement.

                  (xvii) To the best of such counsel's knowledge, all leases to which the Company or any of the Delaware Subsidiaries is a party are valid and binding on the Company or such Subsidiary, as the case may be, and no default has occurred or is continuing thereunder, which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and the Subsidiaries taken as a whole.

                  (xviii) To such counsel's knowledge, each of the Company and its Delaware Subsidiaries holds such licenses, certificates, permits, franchises and authorizations from insurance departments and other governmental or regulatory authorities ("permits") (including, without limitation, Insurance Licenses) which are necessary to own, lease and operate its properties and to conduct its business as described in the Prospectus, except to the extent the failure to hold any such permits or Insurance Licenses (either singularly or in the aggregate) would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries taken as a whole; to the best of such counsel's knowledge, all such permits and the Insurance Licenses are in full force and effect. Except as disclosed in the Prospectus, to the best of such counsel's knowledge, there has been, and there is, no pending or threatened action, suit, proceeding, investigation or event that may reasonably be expected to lead to the revocation, termination, suspension or any other material impairment of the rights of the holder of any such permit (including, without limitation, the Insurance Licenses); to the best of such counsel's knowledge, such permits and Insurance Licenses do not materially restrict the conduct of business of the Company or any of the Delaware Subsidiaries except as described in the Prospectus and except for any restrictions customarily found in insurance licenses generally; and except as disclosed or incorporated by reference in the Prospectus, to the best of such counsel's knowledge, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any of the Delaware Subsidiaries of the Company to its parent.

                  (xix) The Company is not an "investment company" or a company
            "controlled" by an "investment company" within the meaning of the Investment Company Act.

                  (xx) (i) The Registration Statement and any post-effective amendment thereto, at the time such Registration Statement or such post-effective amendment became effective, complied in all material respects with the provisions of the Act; and (ii) the Prospectus, and any supplement or amendment thereto, on the date of filing thereof with the Commission and on the Closing Date, complied and does comply in all material respects with the provisions of the Act; provided that such counsel need express no view on the financial statements and the notes thereto and the schedules and other financial, statistical and accounting data included therein (or in the documents incorporated therein by reference).

                  (xxi) The Company has corporate power and authority to execute and deliver this Agreement, the Indenture and the Securities and to issue, sell and deliver the Securities to be sold by it to the Underwriters as provided herein.

                  (xxii) To the best of such counsel's knowledge, after due
            inquiry, no relationship, direct or indirect, or agreement, (including, without limitation, any voting agreement), exists between or among the Company or any of the Subsidiaries and any other party or any of their respective affiliates, which is required by the Act to be described or a description of which is required to be incorporated by reference in the Registration Statement, the Prospectus or any Preliminary Prospectus to be filed as an exhibit to the Registration Statement which is not described or incorporated by reference or filed as required.

            Such counsel shall also state that, except to the extent set forth in clause (xv) above, although such counsel has not undertaken to determine independently, and therefore does not assume any responsibility explicitly or implicitly for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and in the Prospectus, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof, and that based upon and subject to the foregoing, nothing came to such counsel's attention that caused them to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except in each case as to the financial statements and the notes thereto and the schedules and other financial, statistical and accounting data included therein (or in the documents incorporated therein by reference), and the Underwriters' Information as to which such counsel need express no belief).

            As to factual matters, such counsel may rely on certificates obtained from officers of the Company and the Subsidiaries and from public officials and on such other authority as such counsel deems reasonable. In rendering such opinion counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or the State of New York and the General Corporation Law of the State of Delaware, provided that (1) each such local counsel is reasonably acceptable to the Representatives and their counsel,
(2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is in form and substance reasonably satisfactory to the Representatives and their counsel.

            (d) The Representatives shall have received an opinion (reasonably satisfactory to you and counsel for the Underwriters), dated the Closing Date of Timothy J. Curry, counsel to the Company, on behalf of ERMA, ERSIC and Quadrant, to the effect that:

                  (i) Each of ERSIC and Quadrant is a corporation duly
            organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized and has all requisite power and authority to conduct its business as it is currently being conducted and to own, lease and operate its properties. ERMA is a partnership duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized and has all requisite power and authority to conduct its business as it is currently being conducted and to own, lease and operate its properties. Each of ERSIC and Quadrant is duly qualified as a foreign corporation authorized to transact business in and is in good standing in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries considered as a whole.

                  (ii) All of the outstanding shares of capital stock of, or other ownership interests in, each of ERSIC, Quadrant and ERMA have been duly authorized and validly issued and, in the case of shares of capital stock, are fully paid and non-assessable; and all of the outstanding shares of capital stock of, and other ownership interests in, each of ERSIC, Quadrant, ERMA, ERNV and Executive Risk Bermuda are owned of record by the Company or by a Subsidiary of the Company free and clear of any perfected security interest and any lien, claim, encumbrance or adverse interest of any nature.

                  (iii) Except as otherwise set forth in the Prospectus, there are no pending legal or governmental actions, suits or proceedings to which ERSIC, ERMA or Quadrant is a party or of which any of their respective property is the subject and which are required to be described in the Registration Statement, the Prospectus or any Preliminary Prospectus, and, to the best of such counsel's knowledge, no such actions, suits or proceedings are threatened or contemplated, and no contract or document of a character required to be described in the Registration Statement, the Prospectus or any Preliminary Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required, and the descriptions of the terms of any such contracts or documents contained in the Registration Statement, the Prospectus and any Preliminary Prospectus are correct in all material respects.

                  (iv) None of ERSIC, ERMA or Quadrant is (A) in violation of its respective charter or by-laws, or other organizational documents, or (B) in violation of any judgment, injunction, order or decree of any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or arbitrator having jurisdiction over ERSIC, ERMA or Quadrant or (C) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture, lease or instrument that, in the case of either (B) or (C), is material to the business of the Company and the Subsidiaries taken as a whole.

                  (v) All material leases to which either of ERSIC, ERMA or
            Quadrant is a party are valid and binding on each such Subsidiary, as the case may be, and no default has occurred or is continuing thereunder, which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and the Subsidiaries taken as a whole.

                  (vi) Each of ERSIC, ERMA and Quadrant holds such licenses, certificates, permits, franchises and authorizations from insurance departments and other governmental or regulatory authorities ("permits") (including, without limitation, Insurance Licenses) which are necessary to own, lease and operate its properties and to conduct its business as described in the Prospectus, except to the extent the failure to hold any such permits or Insurance Licenses (either singularly or in the aggregate) would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries taken as a whole; and all such permits and the Insurance Licenses are in full force and effect. Except as disclosed in the Prospectus there has been, and there is, no pending or, to the best of such counsel's knowledge, threatened action, suit, proceeding, investigation or event that could reasonably be expected to lead to the revocation, termination, suspension or any other material impairment of the rights of the holder of any such permit (including, without limitation, the Insurance Licenses); such permits and Insurance Licenses do not materially restrict the conduct of business of ERSIC, ERMA or Quadrant except as described in the Prospectus and any Preliminary Prospectus and except for any restrictions customarily found in insurance licenses generally; and except as disclosed in the Prospectus and any Preliminary Prospectus no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any of the Subsidiaries of the Company to its parent.

                  (vii) No relationship, direct or indirect, or agreement,
            (including, without limitation, any voting agreement), exists between or among any of ERSIC, ERMA or Quadrant and any other party or any of their respective affiliates, which is required by the Act to be described in or a description of which is required to be incorporated by reference in the Registration Statement, the Prospectus or any Preliminary Prospectus or to be filed as an exhibit to the Registration Statement which is not described or incorporated by reference or filed as required.

            References to the Prospectus in this paragraph (e) include any supplements thereto at the Closing Date.

            (e) The Representatives shall have received from LeBoeuf, Lamb, Greene & MacRae, L.L.P., a limited liability partnership including professional corporations, as counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to such matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

            The opinions of Dewey Ballantine LLP, counsel to the Company, of Timothy J. Curry, counsel to the Company on behalf of ERMA, ERSIC and Quadrant, and of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel to the Underwriters, described in paragraphs (c), (d) and (e), respectively, above shall be rendered to the Representatives at the request and direction and instruction of the Company and shall so state therein.

            (f) The Company shall have furnished to the Representatives a letter (the "Initial Letter") of Ernst & Young LLP, addressed to the Representatives and dated the date hereof, in form and substance reasonably satisfactory to the Representatives, the substance of which has been agreed upon and confirmed in writing between the Representatives and Ernst &Young LLP, (i) stating that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating that, in their opinion, the audited consolidated financial statements of the Company and the Subsidiaries included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Exchange Act, (iii) if the Effective Time is prior to the execution and delivery of this Agreement, confirming they have performed certain procedures with respect to certain amounts, percentages and financial information specified by the Representatives and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records of the Company and (iv) based upon a reading of the latest unaudited consolidated financial statements made available by the Company, the procedures of the AICPA for a review of interim financial information as described in Statement of Auditing Standards No. 71, a reading of minutes and inquiries of certain officials of the Company who have responsibility for financial and accounting matters and certain other limited procedures requested by the Underwriters and described in detail in such letter, nothing has come to their attention that causes them to believe that (A) any unaudited financial statements included or incorporated by reference in the Registration Statement do not comply as to form in all material respects with applicable accounting requirements,
      (B) any material modifications should be made to the unaudited consolidated financial statements included or incorporated by reference in the Registration Statement for them to be in conformity with generally accepted accounting principles or (C) the information included in the Registration Statement under the heading "Selected Consolidated Historical Financial Data" does not conform in all material respects with the disclosure requirements set forth in Item 301 of Regulation S-K.

            (g) The Company shall have furnished to the Representatives a letter (as used in this paragraph, the "Bring-Down Letter") of Ernst & Young LLP, dated the Closing Date confirming as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the Bring-Down Letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its Initial Letter delivered to the Representatives concurrently with the execution of this Agreement.

            (h) The Company shall have furnished to the Representatives a certificate, dated the Closing Date, of any two of Robert H. Kullas, Stephen J. Sills or Robert V. Deutsch, solely in their respective capacities as the Chairman and Chief Executive Officer, the President, and the Chief Financial Officer of the Company, stating that as of the Closing
      Date: (i) the representations and warranties of the Company in this Agreement are true and correct; (ii) the Company has performed or complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date; (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of his knowledge, are contemplated by the Commission; and (iv)
      (A) subsequent to the date of the most recent financial statements contained in the Registration Statement and the Prospectus (or in the documents incorporated therein by reference), there has been no material adverse change in the financial condition, business, operations, properties, prospects, net worth or results of operations of the Company or any of ERII, ERSIC, ERMA, ERNV or Executive Risk Bermuda, or any development involving a prospective change which to the knowledge of the

      Company could reasonably be expected to have a material adverse effect on the financial condition, business, operations, properties, prospects, net worth or results of operations of the Company and its Subsidiaries taken as a whole, except as set forth in the Registration Statement and the Prospectus, and (B) subsequent to the date of the most recent financial statements contained in the Registration Statement and the Prospectus (or in the documents incorporated therein by reference), there has not been any material decrease in stockholders' equity or any material increase in the long-term debt of the Company from that set forth in the Registration Statement and the Prospectus (or in the documents incorporated therein by reference), and (C) since the date of the latest financial statements included in the Registration Statement and Prospectus (or in the documents incorporated therein by reference), and except as disclosed therein, none of the Company or any of the Subsidiaries shall have incurred any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), or entered into any transactions, not in the ordinary course of business, that are material, individually or in the aggregate, to the business of the Company and the Subsidiaries taken as a whole .

            (i) The Indenture shall have been duly executed and delivered by the Company and the Trustee, and the Securities shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

            (j) At the Closing Date, there shall exist no default or event of default under the Indenture.

            (k) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the business, prospects, operations, properties, financial condition, net worth or results of operations of the Company and its Subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

            (l) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Securities or any of the Company's other debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Securities or any of the Company's other debt securities.

            (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock

      Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchanges or market or by any other regulatory body or governmental authority having jurisdiction, or trading in securities of the Company on any exchange or in the over-the-counter market shall have been suspended, (ii) a general moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or (iv) such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

            (n) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance and sale of the Securities; and no injunction, restraining order or order of any other nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities.

            (o) The Company shall have furnished or caused to be furnished to the Representatives and their counsel such further certificates and documents as they shall have reasonably requested.

            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

      6.    EFFECTIVENESS AND TERMINATION.

            This Agreement shall become effective (other than Sections 8 and 12, which shall become effective upon the execution hereof) upon the later of (i) the receipt by the Company and the Representatives of notification as to the effectiveness of the Registration Statement and (ii) the execution of this Agreement. The obligations of the Underwriters hereunder may be terminated by the Representatives, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 5(k), (l), (m)or (n) shall have occurred.

      7.    DEFAULTING UNDERWRITERS.

            (a) If, on the Closing Date, any Underwriter or Underwriters default in the performance of its or their obligations under this Agreement, the Representatives may make arrangements for the purchase of such Securities by other persons satisfactory to the Company and the Representatives, including any of the Underwriters, but if no such arrangements are made by the Closing Date, then each remaining non-defaulting Underwriter shall be severally obligated to purchase the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Closing Date in the respective proportions which the principal amount of Securities set forth opposite the name of each remaining non-defaulting Underwriter on Schedule 1 hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Securities on the Closing Date if the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds one-eleventh of the aggregate principal amount of the Securities to be purchased on the Closing Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase in total more than 110% of the principal amount of the Securities which it agreed to purchase on the Closing Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded and the remaining Underwriters or other underwriters satisfactory to the Representatives and the Company do not elect to purchase the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses (except with respect to any defaulting Underwriter) to the extent set forth in Sections 8 and 12 and except that the provisions of Sections 9 and 10 shall not terminate and shall remain in effect. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed on
Schedule 1 hereto who, pursuant to this Section 7, purchases Securities which a defaulting Underwriter agreed but failed to purchase.

            (b) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting Underwriter, either the Representatives or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus that effects any such changes.

      8.    REIMBURSEMENT OF UNDERWRITERS' EXPENSES.

            If (a) notice shall have been given pursuant to Section 7 terminating this Agreement, (b) the Company shall fail to tender the Securities for delivery to the Underwriters for any reason permitted under this Agreement or (c) the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 6), the Company shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other reasonable out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 7 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

      9.    INDEMNIFICATION.

            (a) The Company shall indemnify and hold harmless each Underwriter, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any Underwriter within the meaning of the Securities Act (all of such parties being collectively referred to for the purposes of this Section 9 and Section 10 as the Underwriter) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Underwriter may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made, not misleading, and shall reimburse each Underwriter for any legal or other expenses reasonably incurred by that Underwriter in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with Underwriters' Information furnished to the Company through the Representatives by or on behalf of such Underwriter specifically for use therein; provided, further, that the indemnification contained in this paragraph (a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Securities by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the Rules and Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, provided that the Company has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending.

            (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors, each officer of the Company who signed the Registration Statement, each of its employees, representatives and agents and each person, if any, who controls the Company within the meaning of the Securities Act (all of such persons being collectively referred to for the purposes of this Section 9 and Section 10 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration

Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with Underwriters' Information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for use therein, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

            (c) Promptly after receipt by an indemnified party under this
Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 9(a) or 9(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld or delayed), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            The obligations of the Company and the Underwriters in this Section 9 and in Section 10 are in addition to any other liability that the Company or the Underwriters may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by such party.

      10.   CONTRIBUTION.

            If the indemnification provided for in Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,
(i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by or on behalf of the Company, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, on the other, bear to the total gross proceeds from the sale of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company or information supplied by the Company on the one hand or to any Underwriters' Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the Securities purchased by it under this Agreement exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10 are several in proportion to their respective underwriting obligations and not joint.

      11.   PERSONS ENTITLED TO BENEFIT OF AGREEMENT.

            This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons, officers, directors and other parties referred to in Sections 9 and 10 hereof, and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. The term "successors" shall not include a purchaser of any of the Securities from any of the Underwriters merely because of such purpose.

      12.   EXPENSES.

            The Company agrees with the Underwriters to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of printing, reproducing and distributing this Agreement and any other underwriting and selling group documents by mail, facsimile or other means of communications; (e) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(i) and of preparing, printing and distributing Blue Sky Memoranda and Legal Investment Surveys (including related reasonable fees and expenses of counsel to the Underwriters); (f) any fees charged by securities rating services for rating the Securities; (g) all fees and expenses of the Trustee and any paying agent or registrar; (h) all expenses incurred in connection with the approval of the Securities for book-entry transfer by DTC; and (i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as otherwise provided in this Section 12 and in Section 9, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Securities which they may sell and the expenses of advertising any offering of the Securities made by the Underwriters.

      13.   SURVIVAL.

            The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement or any certificate delivered pursuant hereto, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

      14.   NOTICES, ETC.

            All statements, requests, notices and agreements hereunder shall be in writing, and:

            (a) if to the Underwriters, shall be delivered or sent by mail, nationally recognized overnight courier or confirmed telecopy transmission to:

                  Chase Securities Inc.
                  270 Park Avenue - 8th Floor
                  New York, New York 10017
                  Attention:  Louis DeCaro

                  Telephone:  (212) 270-3146
                  Telecopier:  (212) 270-6170

      and

            (b) if to the Company, shall be delivered or sent by mail, nationally recognized overnight courier or confirmed telecopy transmission to:

                  Executive Risk Inc.
                  82 Hopmeadow Street
                  Simsbury, CT  06070
                  Attention: Chairman

                  Telephone:  (860) 408-2000
                  Telecopier:  (860) 408-2002

provided, however, that any notice to an Underwriter pursuant to Section 9(c) shall be delivered or sent by mail or confirmed telecopy transmission to such Underwriter at its address set forth in its acceptance to the Representatives, which address will be supplied to any other party hereto by the

Representatives upon request and, in the case of Chase Securities Inc., shall be sent to 1 Chase Manhattan Plaza - 25th Floor, New York, New York 10081,
Attention: Legal Department. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representatives.

      15.   DEFINITIONS OF CERTAIN TERMS.

            For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

      16.   GOVERNING LAW.

            THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

      17.   COUNTERPARTS.

            This Agreement may be executed in any number of counterparts, (which may include counterparts delivered by telecopier), each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      18.   AMENDMENTS.

            No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

      19.   HEADINGS.

            The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

      If the foregoing is in accordance with your understanding of the agreement between the Company and the several Underwriters, kindly indicate your acceptance in the space provided for that purpose below.

                                          Very truly yours,

                                          EXECUTIVE RISK INC.


                                          By
                                            ------------------------------------
                                                Name:
                                                Title:

Accepted:

CHASE SECURITIES INC.
DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION


By: CHASE SECURITIES INC.


By:
    ------------------------------
    Name:
    Title:

                                                                      SCHEDULE 1

                                                                     Principal
                                                                      Amount
           Underwriters                                            of Securities
           ------------                                            -------------

    Chase Securities Inc.                                          $

    Donaldson Lufkin & Jenrette
        Securities Corporation                                     ___________

    Total                                                          $75,000,000
                                                                   ===========

                                                                      SCHEDULE 2

                       SUBSIDIARIES OF EXECUTIVE RISK INC.

--------------------------------------------------------------------------------------------
                                                                   Percentage of Securities/
    Name of Entity         Type of Entity        Legal Owner            Interests Owned
    --------------         --------------        -----------            ---------------
--------------------------------------------------------------------------------------------
Executive Re Inc.        Corporation          Executive Risk Inc.             100%
--------------------------------------------------------------------------------------------
Executive Risk Capital   Statutory            Executive Risk Inc.*            100%
Trust                    Business Trust                              of Common Securities*
--------------------------------------------------------------------------------------------
Sullivan Kelly Inc.      Corporation          Executive Re Inc.               100%
--------------------------------------------------------------------------------------------
Executive Risk           Corporation          Executive Re Inc.               100%
Indemnity, Inc. ("ERII")
--------------------------------------------------------------------------------------------
Executive Risk           Corporation          ERII                            100%
Speciality Insurance
Company
--------------------------------------------------------------------------------------------
Talcott Services         Corporation          Executive Re Inc.               100%
Corporation
--------------------------------------------------------------------------------------------
Executive Risk Limited   English              Executive Re Inc.               100%
                         Corporation
--------------------------------------------------------------------------------------------
Executive Risk           Bermuda              Executive Re Inc.               100%
(Bermuda) Ltd.           Corporation
--------------------------------------------------------------------------------------------
Executive Risk           General Partnership  See below**                     100%**
Management Associates
--------------------------------------------------------------------------------------------
Executive Risk N.V.      Netherlands          Executive Re Inc.               100%
                         Corporation
--------------------------------------------------------------------------------------------
Quadrant Indemnity       Corporation          ERII                            100%
Company
--------------------------------------------------------------------------------------------
UAP Executive Partners   Corporation          See below***                     50%***
--------------------------------------------------------------------------------------------
IDFN of Arizona, Inc.    Corporation          Sullivan Kelly Inc.             100%
Insurance Brokers
--------------------------------------------------------------------------------------------

* 100% of the preferred securities issued by the Trust (Capital Securities) are publicly owned.

** 70% of the general partnership interests in ERMA are directly owned by the Company and 30% of the general partnership interests are indirectly owned by the Company through Executive Re.

*** The remaining 50% of the shares of UPEX are owned by Union des Assurances de Paris -- Incendie-Accidents